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                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Financial Highlights", "Experts", "Financial Statements" and "Counsel and Independent Auditors" and to the use of our report dated January 14, 1998, which is incorporated by reference in this Registration Statement on Form N-2 of General American Investors Company, Inc.


                                      /s/ ERNST & YOUNG LLP
                                      ---------------------------
                                          ERNST & YOUNG LLP


New York, New York
June 8, 1998